EXHIBIT 10.8

EMPLOYMENT AGREEMENT FOR SHAWN WILLIAMS WITH THE SEREFEX CORPORATION

POSITION:     CONTROLLER

SALARY AGREEMENT:

$40,000.00 Start               $10,000.00 COST FOR 1ST 90 DAYS
                                        Feb. 16, 2004-May 15, 2004

$50,000.00 At 3 Months         $12,500.00 COST FOR 2ND 90 DAYS
                                        May 16, 2004-Aug. 13, 2004

$60,000.00 At 6 Months         $15,000.00 COST FOR 3RD 90 DAYS
                                        Aug. 14, 2004-Nov. 11, 2004

$70,000.00 At 9 Months         $17,500.00 COST FOR 4TH 90 DAYS
                                        Nov. 12, 2004-Feb. 9, 2005

$80,000.00 At 12 Months        STARTING FEB. 10, 2005

SHARE AGREEMENT:

250,000  Shares  at  time  of  hire  (Feb.  16,  2004).
250,000  Shares  at  one-year  anniversary  date  (Feb.  10,  2005).

* Should I terminate my employment at my own will for any reason except for the following: a) Serefex does not comply with the terms of this agreement; I will return the 250,000 shares received at time of hire.

* Should Serefex terminate my employment after 180 days from original hire date or my position eliminated for any reason except for the following: a) I knowingly and willingly endanger the lives of others. b) I knowingly and willingly misrepresented my abilities to Serefex or misrepresent Serefex; I will receive the additional 250,000 shares at time of my departure.

OTHER TERMS:

2    Weeks paid vacation (not to be taken in succession).
Heath  Insurance  -  None
Paid Holidays - 9 (New Years Day, Memorial Day, Independence Day, Labor Day, Thanksgiving and the Friday that follows, Christmas Eve, Christmas Day, & New Years Eve)
Paid  Sick  Days  -  2
Paid  Personal  days  -  2
Hours  Of  Operation-M-F  8am  to  5pm
Required  Overtime-On  an  as  needed  basis.


Start Date: 2/16/04


/S/  Shawn Williams                           /S/  Brian Dunn
-------------------                           ---------------
Shawn Williams            Date                Brian Dunn             Date
                                              President